Summary Prospectus July 31, 2021, as supplemented February 18, 2022
Voya Securitized Credit Fund

Class/Ticker: A/VCFAX; I/VCFIX; P/VSCFX; R6/VCFRX; T/VSCTX; W/VSCWX
Before you invest, you may want to review the fund's Prospectus, which contains more information about the fund and its risks. For free paper or electronic copies of the Prospectus and other fund information (including the Statement of Additional Information and most recent financial report to shareholders), go to www.individuals.voya.com/literature; email a request to Voyaim_literature@voya.com; call 1-800-992-0180; or ask your salesperson, financial intermediary, or retirement plan administrator. The fund's Prospectus and Statement of Additional Information, each dated July 31, 2021, as supplemented, and the audited financial statements on pages 12-33 of the fund’s shareholder report dated March 31, 2021 are incorporated into this Summary Prospectus by reference and may be obtained free of charge at the website, phone number, or e-mail address noted above.
Investment Objective
The Fund seeks to maximize total return through a combination of current income and capital appreciation.
Fees and Expenses of the Fund
These tables describe the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Voya mutual funds. More information about these and other discounts is available from your financial intermediary and in the discussion in the Sales Charges section of the Prospectus (page ), in Appendix A to the Prospectus, or the Purchase, Exchange, and Redemption of Shares section of the Statement of Additional Information (page ).
Shareholder Fees
Fees paid directly from your investment

Class	Maximum sales charge (load) as a % of offering price imposed on purchases	Maximum deferred sales charge (load) as a % of purchase or sales price, whichever is less
A	2.50	None[1]
I	None	None
P	None	None
R6	None	None
T	2.50	None
W	None	None
Annual Fund Operating Expenses
Expenses you pay each year as a % of the value of your investment

Class		A	I	P	R6	T	W
Management Fee	%	0.60	0.60	0.60	0.60	0.60	0.60
Distribution and/or Shareholder Services (12b-1) Fee	%	0.25	None	None	None	0.25	None
Other Expenses	%	0.17	0.13	0.07	1.30	0.17	0.17
Total Annual Fund Operating Expenses	%	1.02	0.73	0.67	1.90	1.02	0.77
Waivers and Reimbursements[2]	%	(0.02)	(0.05)	(0.62)	(1.22)	(0.02)	(0.02)
Total Annual Fund Operating Expenses After Waivers and Reimbursements	%	1.00	0.68	0.05	0.68	1.00	0.75
1
A contingent deferred sales charge of 1.00% is assessed on certain redemptions of Class A shares made within 12 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $500,000 or more.
2
The adviser is contractually obligated to limit expenses to 1.00%, 0.68%, 0.05%, 0.68%, 1.00%, and 0.75% for Class A, Class I, Class P, Class R6, Class T, and Class W shares, respectively, through August 1, 2022. This limitation does not extend to interest, taxes, investment-related costs, leverage

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expenses, extraordinary expenses, and Acquired Fund Fees and Expenses. This limitation is subject to possible recoupment by the adviser within 36 months of the waiver or reimbursement. The adviser is contractually obligated to waive the management fee for Class P shares through August 1, 2022. Termination or modification of these obligations requires approval by the Fund’s board.
Expense Example

The Example is intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example shows costs if you sold (redeemed) your shares at the end of the period or continued to hold them. The Example also assumes that your investment had a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	Share Status	1 Yr	3 Yrs	5 Yrs	10 Yrs
A	Sold or Held	$349	565	797	1,465
I	Sold or Held	$69	228	401	902
P	Sold or Held	$5	152	312	776
R6	Sold or Held	$69	478	913	2,123
T	Sold or Held	$349	565	797	1,465
W	Sold or Held	$77	244	426	952
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example, affect the Fund's performance.
During the most recent fiscal year, the Fund's portfolio turnover rate was 38% of the average value of its portfolio.
Principal Investment Strategies
Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in securitized credit securities. The Fund will provide shareholders with at least 60 days’ prior written notice of any change in this investment policy.
Securitized credit securities include commercial mortgage-backed securities (“CMBS”), asset-backed securities (“ABS”), agency and non-agency residential mortgage-backed securities (“RMBS”), and collateralized mortgage obligations (“CMOs”). These securities may be fixed rate or adjustable rate securities. Agency MBS are issued or guaranteed by the U.S. government, its agencies or instrumentalities, which include mortgage pass-through securities representing interests in pools of mortgage loans issued or guaranteed by the Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“FNMA”), or the Federal Home Loan Mortgage Corporation (“FMLMC”). The Fund may also invest in other fixed-income instruments, which include bonds, debt instruments and other similar instruments issued by various U.S. and non-U.S. public or private sector entities.
The Fund may invest in interest-only (“IO”), principal-only (“PO”), or inverse floating rate debt. The Fund may invest in mortgage dollar rolls and may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis through the “to-be-announced” (“TBA”) market. With TBA transactions, the particular securities to be delivered are not identified at the trade date but the delivered securities must meet specified terms and standards. The Fund may invest a portion of its assets directly in mortgage loans. The Fund may invest in securities of any maturity or duration and the securities may have fixed, floating, or variable rates.
The Fund may invest in mortgage-related high-yield (high risk) instruments rated below investment grade (commonly referred to as “junk bonds”), that at the time of purchase are rated below BBB- by S&P Global Ratings or Baa3 by Moody’s Investors Service, Inc. or are comparably rated by another Nationally Recognized Statistical Rating Organization (“NRSRO”) or, if unrated, determined by the Fund’s sub-adviser (“Sub-Adviser”) to be of comparable quality. The Fund may invest in foreign securities, including securities of issuers located in emerging market countries, which may include non-U.S. dollar denominated foreign mortgage securities.
The Fund may invest in derivative instruments including options, futures contracts, options on futures, fixed-income swap agreements, credit default swap agreements, and currency related derivatives, including currency forwards and currency swaps, subject to applicable law. The Fund typically uses derivatives to seek to reduce exposure or other risks such as interest rate
Summary Prospectus
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Voya Securitized Credit Fund

or currency risk, to substitute for taking a position in the underlying asset, and/or to enhance returns in the Fund. The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls and reverse repurchase agreements).
The Fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).
The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.
The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1∕3% of its total assets.
Principal Risks
You could lose money on an investment in the Fund. Any of the following risks, among others, could affect Fund performance or cause the Fund to lose money or to underperform market averages of other funds.
Credit: The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether. Mortgage-backed securities that are not issued by U.S. government agencies may have a greater risk of default because neither the U.S. government nor an agency or instrumentality of the U.S. government has guaranteed them. The credit quality of typical asset- and mortgage-backed securities depends primarily on the credit quality of the underlying assets and the structural support (if any) provided to the securities.
Credit Default Swaps: The Fund may enter into credit default swaps, either as a buyer or a seller of the swap. A buyer of a swap pays a fee to buy protection against the risk that a security will default. If no default occurs, the Fund will have paid the fee, but typically will recover nothing under the swap. A seller of a swap receives payment(s) in return for an obligation to pay the counterparty the full notional value of a security in the event of a default of the security issuer. As a seller of a swap, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the full notional value of the swap. Credit default swaps are particularly subject to counterparty, credit, valuation, liquidity and leveraging risks and the risk that the swap may not correlate with its underlying asset as expected. Certain standardized swaps are subject to mandatory central clearing. Central clearing is expected to reduce counterparty credit risk and increase liquidity; however, there is no assurance that central clearing will achieve that result, and in the meantime, central clearing and related requirements expose the Fund to new kinds of costs and risks. In addition, credit default swaps expose the Fund to the risk of improper valuation.
Currency: To the extent that the Fund invests directly or indirectly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by the Fund through foreign currency exchange transactions.
Derivative Instruments: Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by the Fund. Therefore, the purchase of certain derivatives may have an economic leveraging effect on the Fund and exaggerate any increase or decrease in the net asset value. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investment, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose the Fund to the risk of improper valuation.
Foreign Investments/Developing and Emerging Markets: Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, auditing and financial reporting standards and practices; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments, which may include the imposition of economic sanctions or other measures by the United States or other governments and supranational organizations. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region. Foreign investment risks may be greater in developing and emerging markets than in developed markets.
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Voya Securitized Credit Fund

High-Yield Securities: Lower quality securities (including securities that have fallen below investment-grade and are classified as “junk bonds” or “high yield securities”) have greater credit risk and liquidity risk than higher quality (investment-grade) securities, and their issuers' long-term ability to make payments is considered speculative. Prices of lower quality bonds or other debt instruments are also more volatile, are more sensitive to negative news about the economy or the issuer, and have greater liquidity and price volatility risk.
Interest in Loans: The value and the income streams of interests in loans (including participation interests in lease financings and assignments in secured variable or floating rate loans) will decline if borrowers delay payments or fail to pay altogether. A significant rise in market interest rates could increase this risk. Although loans may be fully collateralized when purchased, such collateral may become illiquid or decline in value.
Interest Rate: With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. Duration is a measure of sensitivity of the price of a debt instrument to a change in interest rate. In the case of inverse securities, the interest rate paid by the securities is a floating rate, which generally will decrease when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, the United States experiences a low interest rate environment, which may increase the Fund’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. To the extent that the Fund invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. Increased redemptions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so and may lower returns. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential future changes in government policy may affect interest rates. Negative or very low interest rates could magnify the risks associated with changes in interest rates. In general, changing interest rates, including rates that fall below zero, could have unpredictable effects on markets and may expose fixed-income and related markets to heightened volatility. Changes to monetary policy by the Federal Reserve Board or other regulatory actions could expose fixed-income and related markets to heightened volatility, interest rate sensitivity and reduced liquidity, which may impact the Fund’s operations and return potential.
Liquidity: If a security is illiquid, the Fund might be unable to sell the security at a time when the Fund’s manager might wish to sell, or at all. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, exposing the Fund to the risk that the price at which it sells illiquid securities will be less than the price at which they were valued when held by the Fund. The prices of illiquid securities may be more volatile than more liquid investments. The risks associated with illiquid securities may be greater in times of financial stress. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.
Market Disruption and Geopolitical: The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the U.S. Wars, terrorism, global health crises and pandemics, and other geopolitical events have led, and in the future may lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and world economies and markets generally. For example, the COVID-19 pandemic has resulted, and may continue to result, in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn in economies throughout the world. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. Those events as well as other changes in non-U.S. and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the investments of the Fund and the Fund. Any of these occurrences could disrupt the operations of the Fund and of the Fund’s service providers.
Mortgage- and/or Asset-Backed Securities: Defaults on, or low credit quality or liquidity of the underlying assets of the asset-backed (including mortgage-backed) securities may impair the value of these securities and result in losses. There may be limitations on the enforceability of any security interest or collateral granted with respect to those underlying assets and the value of collateral may not satisfy the obligation upon default. These securities also present a higher degree of prepayment and extension risk and interest rate risk than do other types of debt instruments.
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Voya Securitized Credit Fund

Other Investment Companies: The main risk of investing in other investment companies, including exchange-traded funds (“ETFs”), is the risk that the value of the securities underlying an investment company might decrease. Shares of investment companies that are listed on an exchange may trade at a discount or premium from their net asset value. You will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund. The investment policies of the other investment companies may not be the same as those of the Fund; as a result, an investment in the other investment companies may be subject to additional or different risks than those to which the Fund is typically subject.
Prepayment and Extension: Many types of debt instruments are subject to prepayment and extension risk. Prepayment risk is the risk that the issuer of a debt instrument will pay back the principal earlier than expected. This may occur when interest rates decline. Prepayment may expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a debt instrument subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Extension risk is the risk that the issuer of a debt instrument will pay back the principal later than expected. This may occur when interest rates rise. This may negatively affect performance, as the value of the debt instrument decreases when principal payments are made later than expected. Additionally, the Fund may be prevented from investing proceeds it would have received at a given time at the higher prevailing interest rates.
Securities Lending: Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Fund will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Fund will lose money due to the failure of a borrower to return a borrowed security. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the net asset value, causing the Fund to be more volatile. The use of leverage may increase expenses and increase the impact of the Fund’s other risks.
Sovereign Debt: These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, social changes, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.
U.S. Government Securities and Obligations: U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored enterprises. U.S. government securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk.
When Issued and Delayed Delivery Securities and Forward Commitments: When issued securities, delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. These investments may result in leverage. The use of leverage may exaggerate any increase or decrease in the net asset value, causing the Fund to be more volatile. The use of leverage may increase expenses and increase the impact of the Fund’s other risks. There also is the risk that the security will not be issued or that the other party will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
Performance Information
The following information is intended to help you understand the risks of investing in the Fund. The following bar chart shows the changes in the Fund's performance from year to year, and the table compares the Fund's performance to the performance of a broad-based securities market index/indices for the same period. The Fund's performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. The bar chart shows the performance of the Fund's Class P shares. Performance for other share classes would differ to the extent they have differences in their fees and expenses. The Class A, Class I, and Class W shares performance shown for the period prior to their inception date is the performance of Class P shares adjusted for any differences in the expenses between the classes.
Because Class R6 shares of the Fund did not have a full calendar year of operations as of the calendar year ended December 31, 2020, no performance information for Class R6 shares is provided below.
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Voya Securitized Credit Fund

Because Class T shares of the Fund had not commenced operations as of the calendar year ended December 31, 2020, no performance information for Class T shares is provided below. The Fund's past performance (before and after taxes) is no guarantee of future results. For the most recent performance figures, go to www.individuals.voya.com/literature or call 1-800-992-0180.
Calendar Year Total Returns Class P
(as of December 31 of each year)

Best quarter:	2nd Quarter 2020	6.74%
Worst quarter:	1st Quarter 2020	-13.16%
year-to-date total return	June 30, 2021	3.30%
Average Annual Total Returns %
(for the periods ended December 31, 2020)

		1 Yr	5 Yrs	10 Yrs	Since Inception	Inception Date
Class A before taxes	%	-5.05	3.26	N/A	3.53	08/03/15
Bloomberg U.S. Securitized MBS/ABS/CMBS Index[1]	%	4.18	3.16	N/A	3.01
Class I before taxes	%	-2.23	4.13	N/A	4.27	08/03/15
Bloomberg U.S. Securitized MBS/ABS/CMBS Index[1]	%	4.18	3.16	N/A	3.01
Class P before taxes	%	-1.68	4.74	N/A	4.91	08/07/14
After tax on distributions	%	-3.66	2.37	N/A	2.56
After tax on distributions with sale	%	-0.99	2.47	N/A	2.48
Bloomberg U.S. Securitized MBS/ABS/CMBS Index[1]	%	4.18	3.16	N/A	3.01
Class W before taxes	%	-2.29	4.09	N/A	4.24	08/01/17
Bloomberg U.S. Securitized MBS/ABS/CMBS Index[1]	%	4.18	3.16	N/A	3.01
1
The index returns do not reflect deductions for fees, expenses, or taxes.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax advantaged arrangements such as 401(k) plans or individual retirement accounts (“IRAs”). In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are shown for Class P shares only.  After-tax returns for other classes will vary.
Portfolio Management

Investment Adviser	Sub-Adviser
Voya Investments, LLC	Voya Investment Management Co. LLC

Portfolio Managers
Jonathan Abshire, CFA Portfolio Manager (since 06/18)	David Goodson Portfolio Manager (since 08/14)
Purchase and Sale of Fund Shares
Shares of the Fund may be purchased or sold on any business day (normally any day when the New York Stock Exchange opens for regular trading). You can buy or sell shares of the Fund through a broker-dealer or other financial intermediary; by visiting our website at www.voyainvestments.com; by writing to us at Voya Investment Management, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034; or by calling us at 1-800-992-0180.
Class T shares of the Fund are not currently offered.
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Voya Securitized Credit Fund

Minimum Initial Investment $ by share class

Class	A, T	I	P	R6	W
Non-retirement accounts	$1,000	250,000	—	1,000,000	1,000
Retirement accounts	$250	250,000	—	None	1,000
Certain omnibus accounts	$250	—	—	N/A	—
Pre-Authorized Investment Plan	$1,000	250,000	—	N/A	1,000
There are no minimums for additional investments except that the Pre-Authorized Investment Plan requires a monthly investment of at least $100. For Class I shares, there is no minimum initial investment requirement for: (i) qualified retirement plans or other defined contribution plans and defined benefit plans that invest in the Voya funds through omnibus arrangements; (ii) employees of Voya Investment Management Co. LLC (“Voya IM”) who are eligible to participate in “notional” bonus programs sponsored by Voya IM; or (iii) (a) investors transacting in Class I shares through brokerage platforms that invest in the Voya funds’ Class I shares through omnibus accounts and have agreements with the distributor to offer such shares and (b) such brokerage platforms’ omnibus accounts.
The minimum initial investment requirement for Class R6 shares of the Fund is $1 million for certain institutional accounts. There is no minimum initial investment requirement for certain retirement plans and non-qualified deferred compensation plans. There are no minimum investment requirements for additional investments.
Tax Information
The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax advantaged arrangement, such as a 401(k) plan or an IRA. If you are investing through a tax advantaged arrangement, you may be taxed upon withdrawals from that arrangement.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and/or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Summary Prospectus
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Voya Securitized Credit Fund

170448 (0222-021822)